Rule 497(d)

                                    FT 1851

               Supplement to the Prospectus dated October 9, 2008

         Notwithstanding anything to the contrary in the Prospectus, the Trust's Mandatory Termination Date has been changed from October 11, 2010 to October 12, 2010 due to the fact that October 11, 2010 is a federal holiday.

October 29, 2008